Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the quarter ended
December 31, 2023

Allianz

PARAMOUNT GROUP

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms; dependence on tenants’ financial condition; the risk we may lose a major tenant or that a major tenant may be adversely impacted by market and economic conditions, including elevated inflation and interest rates; trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing; the uncertainties of real estate development, acquisition and disposition activity; the ability to effectively integrate acquisitions; fluctuations in interest rates and the costs and availability of financing; the ability of our joint venture partners to satisfy their obligations; the effects of local, national and international economic and market conditions and the impact of elevated inflation and interest rates on such market conditions; the effects of acquisitions, dispositions and possible impairment charges on our operating results; the negative impact of any future pandemic, endemic or outbreak of infectious disease on the U.S., regional and global economies and our tenants’ financial condition and results of operations; regulatory changes, including changes to tax laws and regulations; and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

COMPANY PROFILE

Paramount Group, Inc. ("Paramount" or the "Company") is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
Gage Johnson	Senior Vice President, General Counsel and Secretary
Ermelinda Berberi	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director
Hitoshi Saito	Director
Paula Sutter	Director
Greg Wright	Director, Chair of Compensation Committee

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@pgre.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

Camille Bonnel	Thomas Catherwood	Steve Sakwa
Bank of America Merrill Lynch	BTIG	Evercore ISI
(416) 369-2140	(212) 738-6140	(212) 446-9462
camille.bonnel@bofa.com	tcatherwood@btig.com	steve.sakwa@evercoreisi.com

Dylan Burzinski	Vikram Malhotra	Ronald Kamdem
Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(949) 640-8780	(212) 282-3827	(212) 296-8319
dburzinski@greenstreet.com	vikram.malhotra@mizuhogroup.com	ronald.kamdem@morganstanley.com

Blaine Heck	Andrew Rosivach
Wells Fargo	Wolfe Research
(443) 263-6529	(646) 582-9250
blaine.heck@wellsfargo.com	arosivach@wolferesearch.com

(1)
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not, by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2024
(Amounts per diluted share)	Low	High
Estimated net loss attributable to common stockholders	$(0.18)	$(0.12)
Our share of real estate depreciation and amortization	0.91	0.91
Estimated Core FFO (1)(2)	$0.73	$0.79

Operating Assumptions:
Leasing Activity (square feet)	650,000	900,000
PGRE's share of Same Store Leased % (2) at year end	86.1%	88.1%
Decrease in PGRE's share of Same Store Cash NOI (2)	(6.0%)	(4.0%)
Decrease in PGRE's share of Same Store NOI (2)	(4.5%)	(2.5%)

Financial Assumptions (at share):
Estimated net loss	$(42,000)	$(28,000)
Depreciation and amortization	213,000	213,000
General and administrative expenses	64,500	62,500
Interest and debt expense, including amortization of deferred financing costs	142,500	139,500
Fee and other income, net of income taxes	(31,000)	(32,000)
NOI (2)	347,000	355,000
Straight-line rent adjustments and above and below-market lease revenue, net	(20,500)	(22,500)
Cash NOI (2)	$326,500	$332,500

(1)
We are providing our Estimated Core FFO Guidance for the full year of 2024, which is reconciled above to estimated net loss attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The estimated net loss attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission (“SEC”). Except as described above, these estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on February 14, 2024 and otherwise to be referenced during our conference call scheduled for February 15, 2024. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, or realized and unrealized gains and losses on real estate related fund investments. There can be no assurance that our actual results will not differ materially from the estimates set forth above.
(2)
See page 56 for our definition of this measure.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	2023	Non-core	2023	2024	Change from
	As Reported	Assets (1)	As Adjusted	Assumptions (2)	Prior Year

Financial and Operating Results/Assumptions (at share):
Cash NOI (3)	$369,500	$14,700	$354,800	$329,500	$(25,300)
Straight-line rent adjustments and above and below-market lease revenue, net	5,100	2,000	3,100	21,500	18,400
NOI (3)	374,600	16,700	357,900	351,000	(6,900)
Interest and debt expense	(145,600)	(15,300)	(130,300)	(141,000)	(10,700)
General and administrative expenses	(62,000)	-	(62,000)	(63,500)	(1,500)
Interest, fee and other income, net of income taxes	36,100	800	35,300	31,500	(3,800)
Core FFO (3) (OP basis)	$203,100	$2,200	$200,900	$178,000	$(22,900)

Per Diluted Share	$0.87	$0.01	$0.86	$0.76	$(0.10)

PGRE's share of Same Store Leased % (2) at year end	87.7%	55.4%	90.1%	87.1%	(3.0%)

(1)
Represents Market Center and 111 Sutter Street, which are being treated as non-core/non-same store assets effective January 1, 2024.
(2)
Based on the midpoint of the 2024 financial and operating assumptions utilized in our Estimated Core FFO Guidance that are listed on page 6.
(3)
See page 56 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Year Ended
SELECTED FINANCIAL DATA	December 31, 2023	December 31, 2022	September 30, 2023	December 31, 2023	December 31, 2022
Net loss attributable to common stockholders	$(205,550)	$(37,877)	$(8,385)	$(259,744)	$(36,403)
Per share - basic and diluted	$(0.95)	$(0.17)	$(0.04)	$(1.20)	$(0.16)

Core FFO attributable to common stockholders (1)	$46,140	$54,364	$47,822	$188,802	$216,824
Per share - diluted	$0.21	$0.25	$0.22	$0.87	$0.98

PGRE's share of Cash NOI (1)	$87,805	$95,504	$94,195	$369,512	$383,201
PGRE's share of NOI (1)	$92,533	$100,134	$96,064	$374,638	$397,088

Same Store Cash NOI (1)	% Change	Same Store NOI (1)	% Change
Three Months Ended December 31, 2023 vs. December 31, 2022	(8.0%)	Three Months Ended December 31, 2023 vs. December 31, 2022	(7.2%)
Year Ended December 31, 2023 vs. December 31, 2022	(5.0%)	Year Ended December 31, 2023 vs. December 31, 2022	(4.0%)

PORTFOLIO STATISTICS (at PGRE's Share)

	As of
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Leased % (1)	87.7%	88.1%	89.6%	89.8%	91.3%

Same Store Leased % (1)	% Change	Same Store Leased % (1)	% Change
December 31, 2023 vs. September 30, 2023	(0.4%)	December 31, 2023 vs. December 31, 2022	(3.6%)

COMMON SHARE DATA

	Three Months Ended
Share Price:	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
High	$5.92	$5.43	$4.92	$6.74	$6.86
Low	$4.06	$4.20	$4.10	$3.90	$5.48
Closing (end of period)	$5.17	$4.62	$4.43	$4.56	$5.94

Dividends per common share	$0.035	$0.035	$0.035	$0.0775	$0.0775
Annualized dividends per common share	$0.14	$0.14	$0.14	$0.31	$0.31
Dividend yield (on closing share price)	2.7%	3.0%	3.2%	6.8%	5.2%

(1)
See page 56 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	December 31, 2023	December 31, 2022
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237
Buildings and improvements	6,250,379	6,177,540
	8,216,616	8,143,777
Accumulated depreciation and amortization	(1,471,819)	(1,297,553)
Real estate, net	6,744,797	6,846,224
Cash and cash equivalents	428,208	408,905
Restricted cash	81,391	40,912
Accounts and other receivables	18,053	23,866
Real estate related fund investments	775	105,369
Investments in unconsolidated real estate related funds	4,549	3,411
Investments in unconsolidated joint ventures	132,239	393,503
Deferred rent receivable	351,209	346,338
Deferred charges, net	108,751	120,685
Intangible assets, net	68,005	90,381
Other assets	68,238	73,660
Total assets	$8,006,215	$8,453,254

Liabilities:
Notes and mortgages payable, net	$3,803,484	$3,840,318
Revolving credit facility	-	-
Accounts payable and accrued expenses	114,463	123,176
Dividends and distributions payable	8,360	18,026
Intangible liabilities, net	28,003	36,193
Other liabilities	37,017	24,775
Total liabilities	3,991,327	4,042,488

Equity:
Paramount Group, Inc. equity	3,203,285	3,592,291
Noncontrolling interests in:
Consolidated joint ventures	413,925	402,118
Consolidated real estate related funds	110,589	173,375
Operating Partnership	287,089	242,982
Total equity	4,014,888	4,410,766

Total liabilities and equity	$8,006,215	$8,453,254

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Year Ended
	December 31, 2023	December 31, 2022	September 30, 2023	December 31, 2023	December 31, 2022
Revenues:
Rental revenue (1)	$181,736	$176,404	$182,515	$711,470	$702,819
Fee and other income (1)	10,735	7,624	6,666	31,318	37,558
Total revenues	192,471	184,028	189,181	742,788	740,377

Expenses:
Operating	77,076	70,102	75,502	293,965	277,422
Depreciation and amortization	68,866	61,211	60,263	250,644	232,517
General and administrative	15,679	13,986	15,460	61,986	59,487
Transaction related costs	99	89	132	422	470
Total expenses	161,720	145,388	151,357	607,017	569,896

Other income (expense):
(Loss) income from real estate related fund investments (1)	(59,341)	(2,233)	2,060	(96,375)	(2,233)
Income (loss) from unconsolidated real estate related funds	45	(1,864)	(721)	(822)	(1,239)
Loss from unconsolidated joint ventures (2)	(207,160)	(37,925)	(28,974)	(270,298)	(53,251)
Interest and other income, net	4,830	2,567	4,115	14,837	5,174
Interest and debt expense (2)	(40,550)	(37,060)	(39,102)	(152,990)	(143,864)
Loss before income taxes	(271,425)	(37,875)	(24,798)	(369,877)	(24,932)
Income tax expense	(302)	(1,706)	(263)	(1,426)	(3,265)
Net loss	(271,727)	(39,581)	(25,061)	(371,303)	(28,197)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(4,585)	(1,598)	(4,887)	(20,464)	(13,981)
Consolidated real estate related funds	52,383	665	20,934	109,795	3,342
Operating Partnership	18,379	2,637	629	22,228	2,433
Net loss attributable to common stockholders	$(205,550)	$(37,877)	$(8,385)	$(259,744)	$(36,403)
Per diluted share	$(0.95)	$(0.17)	$(0.04)	$(1.20)	$(0.16)

(1)
See page 11 for details.
(2)
See page 12 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Year Ended
Rental Revenue:	December 31, 2023	December 31, 2022	September 30, 2023	December 31, 2023		December 31, 2022
Property rentals	$156,246	$159,029	$158,595	$629,319		$634,019
Tenant reimbursements	19,637	10,422	16,896	64,261		51,394
Straight-line rent adjustments	3,569	5,794	1,060	4,874	(1)	13,602
Amortization of above and below-market leases, net	1,447	1,159	1,445	5,376		1,748
Lease termination income	837	-	4,519	7,640		2,056
Total rental revenue	$181,736	$176,404	$182,515	$711,470		$702,819

(1)
Includes non-cash straight-line rent receivable write-offs aggregating $13,906 comprised of (i) a $7,343 write-off related to the surrendered JPMorgan Chase space and (ii) a $6,563 write-off related to the terminated SVB Securities lease.

	Three Months Ended			Year Ended
Fee and Other Income:	December 31, 2023	December 31, 2022	September 30, 2023	December 31, 2023	December 31, 2022
Asset management	$4,115	$3,132	$2,459	$11,075	$12,270
Property management	1,775	1,810	1,810	7,278	7,981
Acquisition, disposition, leasing and other	1,601	385	304	3,244	8,170
Total fee income	7,491	5,327	4,573	21,597	28,421
Other (primarily parking income and tenant requested services, including cleaning and overtime heating and cooling)	3,244	2,297	2,093	9,721	9,137
Total fee and other income	$10,735	$7,624	$6,666	$31,318	$37,558

	Three Months Ended			Year Ended
(Loss) Income from Real Estate Related Fund Investments	December 31, 2023	December 31, 2022	September 30, 2023	December 31, 2023	December 31, 2022
Net investment income	$1,606	$394	$2,032	$11,347	$394
Net realized and unrealized (losses) gains (1)	(60,947)	-	28	(107,722)	-
Loss recognized upon consolidation of real estate related fund investments that were previously unconsolidated (2)	-	(2,627)	-	-	(2,627)
(Loss) income from real estate related fund investments	$(59,341)	$(2,233)	$2,060	$(96,375)	$(2,233)

(1)
Represents realized and unrealized losses on real estate mezzanine loan investments made by Fund X, which is consolidated into our financial statements, of which our share, net of amounts attributable to noncontrolling interests, was $7,935 and $14,025 in the three months and year ended December 31, 2023, respectively.
(2)
Prior to December 12, 2022, Fund X was accounted for under the equity method of accounting. Subsequent to December 12, 2022, we increased our ownership in Fund X to 13.0% and began consolidating Fund X into our consolidated financial statements.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Year Ended
Loss from Unconsolidated Joint Ventures	December 31, 2023	December 31, 2022	September 30, 2023	December 31, 2023	December 31, 2022
Equity in earnings	$(5,664)	$(6,240)	$(5,032)	$(20,126)	$(21,566)
Our share of real estate impairment losses:
Market Center	(148,906)	-	-	(148,906)	-
55 Second Street	(52,590)	-	-	(52,590)	-
60 Wall Street	-	-	-	(24,734)	-
111 Sutter Street	-	(31,685)	-	-	(31,685)
RDF's share of impairment losses related to residential condominium units at One Steuart Lane (1)	-	-	(23,942)	(23,942)	-
Loss from Unconsolidated Joint Ventures	$(207,160)	$(37,925)	$(28,974)	$(270,298)	$(53,251)

(1)
RDF, our consolidated Residential Development Fund, owns a 35% economic interest in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%. The amount above represents RDF's share of impairment loss, of which our share, net of amounts attributable noncontrolling interests, was $1,772.

	Three Months Ended			Year Ended
Interest and Debt Expense:	December 31, 2023	December 31, 2022	September 30, 2023	December 31, 2023	December 31, 2022
Interest expense	$38,961	$35,518	$37,549	$146,771	$137,708
Amortization of deferred financing costs	1,589	1,542	1,553	6,219	6,156
Total interest and debt expense	$40,550	$37,060	$39,102	$152,990	$143,864

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Year Ended
	December 31, 2023	December 31, 2022	September 30, 2023	December 31, 2023	December 31, 2022
Reconciliation of net loss to FFO and Core FFO:
Net loss	$(271,727)	$(39,581)	$(25,061)	$(371,303)	$(28,197)
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	76,723	70,720	69,160	286,410	271,789
Our share of non-cash real estate impairment losses related to unconsolidated joint ventures	201,496	31,685	-	226,230	31,685
FFO (1)	6,492	62,824	44,099	141,337	275,277
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(14,774)	(11,565)	(14,801)	(59,639)	(51,433)
Consolidated real estate related funds	52,383	659	20,933	109,781	3,318
FFO attributable to Paramount Group Operating Partnership	44,101	51,918	50,231	191,479	227,162
Less FFO attributable to noncontrolling interests in Operating Partnership	(3,620)	(3,380)	(3,510)	(13,481)	(17,063)
FFO attributable to common stockholders (1)	$40,481	$48,538	$46,721	$177,998	$210,099
Per diluted share	$0.19	$0.22	$0.21	$0.82	$0.95

FFO	$6,492	$62,824	$44,099	$141,337	$275,277
Non-core items:
Adjustments for realized and unrealized gains and losses on consolidated and unconsolidated real estate related fund investments, including residential condominium units at One Steuart Lane	61,859	4,238	25,746	137,387	7,560
Adjustments to equity in earnings of unconsolidated joint ventures	(2,326)	561	(1,917)	(6,866)	855
Other, net	492	2,716	513	1,440	3,097
Core FFO (1)	66,517	70,339	68,441	273,298	286,789
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(14,774)	(11,565)	(14,801)	(59,639)	(51,433)
Consolidated real estate related funds	(1,477)	(625)	(2,226)	(10,503)	(1,006)
Core FFO attributable to Paramount Group Operating Partnership	50,266	58,149	51,414	203,156	234,350
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(4,126)	(3,785)	(3,592)	(14,354)	(17,526)
Core FFO attributable to common stockholders (1)	$46,140	$54,364	$47,822	$188,802	$216,824
Per diluted share	$0.21	$0.25	$0.22	$0.87	$0.98

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	217,071,959	218,583,895	217,043,022	216,922,235	221,309,938
Effect of dilutive securities	77,069	59,378	32,676	20,527	31,487
Denominator for FFO and Core FFO per diluted share	217,149,028	218,643,273	217,075,698	216,942,762	221,341,425

(1)
See page 56 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2023	December 31, 2022	September 30, 2023	December 31, 2023	December 31, 2022
Reconciliation of Core FFO to FAD:
Core FFO	$66,517	$70,339	$68,441	$273,298	$286,789
Add (subtract) adjustments (including our share of unconsolidated joint ventures) to arrive at FAD:
Straight-line rent adjustments	(4,476)	(5,746)	(1,514)	(6,166)	(14,034)
Amortization of above and below-market leases, net	(1,912)	(1,984)	(2,110)	(8,099)	(5,099)
Amortization of deferred financing costs	1,825	1,919	1,787	7,284	7,712
Amortization of stock-based compensation expense	6,310	4,150	4,680	20,321	19,003
Expenditures to maintain assets	(15,347)	(18,835)	(7,934)	(49,060)	(54,962)
Second generation tenant improvements and leasing commissions	(13,788)	(40,213)	(13,451)	(46,325)	(83,406)
FAD (1)	39,129	9,630	49,899	191,253	156,003
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(10,966)	81	(9,679)	(38,029)	(27,412)
Consolidated real estate related funds	(1,477)	(683)	(2,226)	(10,560)	(1,283)
FAD attributable to Paramount Group Operating Partnership	26,686	9,028	37,994	142,664	127,308
Less FAD attributable to noncontrolling interests in Operating Partnership	(2,190)	(588)	(2,655)	(9,944)	(9,874)
FAD attributable to common stockholders (1) (2)	$24,496	$8,440	$35,339	$132,720	$117,434

Dividends declared on common stock	$7,608	$16,827	$7,607	$39,655	$68,561

(1)
See page 56 for our definition of this measure.
(2)
FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2023	December 31, 2022	September 30, 2023	December 31, 2023	December 31, 2022
Reconciliation of net loss to EBITDAre and Adjusted EBITDAre:
Net loss	$(271,727)	$(39,581)	$(25,061)	$(371,303)	$(28,197)
Add (subtract) adjustments (including our share of unconsolidated joint ventures) to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization	76,723	70,720	69,160	286,410	271,789
Interest and debt expense	47,178	43,831	45,666	179,263	170,141
Our share of non-cash real estate impairment losses related to unconsolidated joint ventures	201,496	31,685	-	226,230	31,685
Income tax expense	302	1,707	264	1,439	3,287
EBITDAre (1)	53,972	108,362	90,029	322,039	448,705
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(22,844)	(19,520)	(22,766)	(91,352)	(83,049)
Consolidated real estate related funds	52,384	(185)	20,929	108,942	(352)
PGRE's share of EBITDAre (1)	$83,512	$88,657	$88,192	$339,629	$365,304

EBITDAre	$53,972	$108,362	$90,029	$322,039	$448,705
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
EBITDAre from consolidated and unconsolidated real estate related fund investments, including residential condominium units at One Steuart Lane	60,136	1,772	23,808	125,085	1,055
Adjustments to equity in earnings of unconsolidated joint ventures	(2,326)	561	(1,917)	(6,866)	855
Other, net	99	2,716	132	422	3,097
Adjusted EBITDAre (1)	111,881	113,411	112,052	440,680	453,712
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(22,844)	(19,520)	(22,766)	(91,352)	(83,049)
PGRE's share of Adjusted EBITDAre (1)	$89,037	$93,891	$89,286	$349,328	$370,663

(1)
See page 56 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2023	December 31, 2022	September 30, 2023	December 31, 2023	December 31, 2022
Reconciliation of net loss to NOI and Cash NOI:
Net loss	$(271,727)	$(39,581)	$(25,061)	$(371,303)	$(28,197)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	68,866	61,211	60,263	250,644	232,517
General and administrative	15,679	13,986	15,460	61,986	59,487
Interest and debt expense	40,550	37,060	39,102	152,990	143,864
Income tax expense	302	1,706	263	1,426	3,265
Loss (income) from real estate related fund investments	59,341	2,233	(2,060)	96,375	2,233
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	7,026	10,782	9,233	37,360	45,141
Loss from unconsolidated joint ventures	207,160	37,925	28,974	270,298	53,251
Fee income	(7,491)	(5,327)	(4,573)	(21,597)	(28,421)
Interest and other income, net	(4,830)	(2,567)	(4,115)	(14,837)	(5,174)
Other, net	54	1,953	853	1,244	1,709
NOI (1)	114,930	119,381	118,339	464,586	479,675
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(22,397)	(19,247)	(22,275)	(89,948)	(82,587)
PGRE's share of NOI (1)	$92,533	$100,134	$96,064	$374,638	$397,088

NOI	$114,930	$119,381	$118,339	$464,586	$479,675
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(4,476)	(5,746)	(1,514)	(6,166)	(14,034)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(1,912)	(1,984)	(2,110)	(8,099)	(5,099)
Cash NOI (1)	108,542	111,651	114,715	450,321	460,542
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(20,737)	(16,147)	(20,520)	(80,809)	(77,341)
PGRE's share of Cash NOI (1)	$87,805	$95,504	$94,195	$369,512	$383,201

(1)
See page 56 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended December 31, 2023
	Total	New York	San Francisco	Other
Reconciliation of net loss to NOI and Cash NOI:
Net loss	$(271,727)	$(10,708)	$(192,675)	$(68,344)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	68,866	48,989	18,606	1,271
General and administrative	15,679	-	-	15,679
Interest and debt expense	40,550	26,825	12,961	764
Income tax expense	302	-	3	299
Loss from real estate related fund investments	59,341	-	-	59,341
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	7,026	2,737	4,214	75
Loss from unconsolidated joint ventures	207,160	1	206,270	889
Fee income	(7,491)	-	-	(7,491)
Interest and other income, net	(4,830)	(829)	(724)	(3,277)
Other, net	54	-	-	54
NOI (1)	114,930	67,015	48,655	(740)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(22,397)	(2,592)	(19,805)	-
PGRE's share of NOI for the three months ended December 31, 2023	$92,533	$64,423	$28,850	$(740)
PGRE's share of NOI for the three months ended December 31, 2022	$100,134	$69,746	$31,498	$(1,110)

NOI	$114,930	$67,015	$48,655	$(740)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(4,476)	(1,645)	(2,801)	(30)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(1,912)	(730)	(1,182)	-
Cash NOI (1)	108,542	64,640	44,672	(770)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(20,737)	(2,722)	(18,015)	-
PGRE's share of Cash NOI for the three months ended December 31, 2023	$87,805	$61,918	$26,657	$(770)
PGRE's share of Cash NOI for the three months ended December 31, 2022	$95,504	$68,998	$27,646	$(1,140)

(1)
See page 56 for our definition of this measure.

NOI

(unaudited and in thousands)

	Year Ended December 31, 2023
	Total	New York	San Francisco	Other
Reconciliation of net loss to NOI and Cash NOI:
Net loss	$(371,303)	$(31,921)	$(169,650)	$(169,732)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	250,644	166,868	78,734	5,042
General and administrative	61,986	-	-	61,986
Interest and debt expense	152,990	98,906	51,043	3,041
Income tax expense (benefit)	1,426	5	(75)	1,496
Loss from real estate related fund investments	96,375	-	-	96,375
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	37,360	12,880	24,347	133
Loss from unconsolidated joint ventures	270,298	25,001	216,532	28,765
Fee income	(21,597)	-	-	(21,597)
Interest and other income, net	(14,837)	(2,445)	(2,108)	(10,284)
Other, net	1,244	-	-	1,244
NOI (1)	464,586	269,294	198,823	(3,531)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(89,948)	(11,007)	(78,941)	-
PGRE's share of NOI for the year ended December 31, 2023	$374,638	$258,287	$119,882	$(3,531)
PGRE's share of NOI for the year ended December 31, 2022	$397,088	$272,197	$130,557	$(5,666)

NOI	$464,586	$269,294	$198,823	$(3,531)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(6,166)	1,625	(7,791)	-
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(8,099)	(2,509)	(5,590)	-
Cash NOI (1)	450,321	268,410	185,442	(3,531)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(80,809)	(11,559)	(69,250)	-
PGRE's share of Cash NOI for the year ended December 31, 2023	$369,512	$256,851	$116,192	$(3,531)
PGRE's share of Cash NOI for the year ended December 31, 2022	$383,201	$273,278	$115,589	$(5,666)

(1)
See page 56 for our definition of this measure.

SAME STORE RESULTS – CASH NOI

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended December 31, 2023
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the three months ended December 31, 2023	$87,805	$61,918		$26,657	$(770)
Lease termination income	(766)	(766)		-	-
Redevelopment and other, net	1,969	1,075	(2)	124	770
PGRE's share of Same Store Cash NOI for the three months ended
December 31, 2023	$89,008	$62,227		$26,781	$-

	Three Months Ended December 31, 2022
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the three months ended December 31, 2022	$95,504	$68,998		$27,646	$(1,140)
Redevelopment and other, net	1,266	118	(2)	8	1,140
PGRE's share of Same Store Cash NOI for the three months ended
December 31, 2022	$96,770	$69,116		$27,654	$-

Decrease in PGRE's share of Same Store Cash NOI	$(7,762)	$(6,889)		$(873)	$-
% Decrease	(8.0%)	(10.0%)		(3.2%)

(1)
See page 56 for our definition of this measure.
(2)
Includes our share of Cash NOI attributable to 60 Wall Street, which has been taken “out-of-service” for redevelopment.

SAME STORE RESULTS – CASH NOI

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Year Ended December 31, 2023
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the year ended December 31, 2023	$369,512	$256,851		$116,192	$(3,531)
Lease termination income	(8,070)	(6,887)		(1,183)	-
Redevelopment and other, net	4,682	1,027	(2)	124	3,531
PGRE's share of Same Store Cash NOI for the year ended
December 31, 2023	$366,124	$250,991		$115,133	$-

	Year Ended December 31, 2022
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the year ended December 31, 2022	$383,201	$273,278		$115,589	$(5,666)
Lease termination income	(1,875)	(1,875)		-	-
Redevelopment and other, net	3,921	(1,532)	(2)	(213)	5,666
PGRE's share of Same Store Cash NOI for the year ended
December 31, 2022	$385,247	$269,871		$115,376	$-

Decrease in PGRE's share of Same Store Cash NOI	$(19,123)	$(18,880)		$(243)	$-
% Decrease	(5.0%)	(7.0%)		(0.2%)

(1)
See page 56 for our definition of this measure.
(2)
Includes our share of Cash NOI attributable to 60 Wall Street, which has been taken “out-of-service” for redevelopment.

SAME STORE RESULTS – NOI

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended December 31, 2023
	Total	New York		San Francisco	Other
PGRE's share of NOI for the three months ended December 31, 2023	$92,533	$64,423		$28,850	$(740)
Lease termination income	(766)	(766)		-	-
Non-cash write-offs of straight-line rent receivables	363	277		86	-
Redevelopment and other, net	1,939	1,075	(2)	124	740
PGRE's share of Same Store NOI for the three months ended
December 31, 2023	$94,069	$65,009		$29,060	$-

	Three Months Ended December 31, 2022
	Total	New York		San Francisco	Other
PGRE's share of NOI for the three months ended December 31, 2022	$100,134	$69,746		$31,498	$(1,110)
Non-cash write-offs of straight-line rent receivables	445	-		445	-
Redevelopment and other, net	829	118	(2)	(399)	1,110
PGRE's share of Same Store NOI for the three months ended
December 31, 2022	$101,408	$69,864		$31,544	$-

Decrease in PGRE's share of Same Store NOI	$(7,339)	$(4,855)		$(2,484)	$-
% Decrease	(7.2%)	(6.9%)		(7.9%)

(1)
See page 56 for our definition of this measure.
(2)
Includes our share of NOI attributable to 60 Wall Street, which has been taken “out-of-service” for redevelopment.

SAME STORE RESULTS – NOI

(unaudited and in thousands)

SAME STORE NOI (1)	Year Ended December 31, 2023
	Total	New York		San Francisco		Other
PGRE's share of NOI for the year ended December 31, 2023	$374,638	$258,287		$119,882		$(3,531)
Lease termination income	(8,070)	(6,887)		(1,183)		-
Non-cash write-offs of straight-line rent receivables	14,413	6,917	(2)	7,496	(2)	-
Redevelopment and other, net	4,629	1,031	(3)	67		3,531
PGRE's share of Same Store NOI for the year ended
December 31, 2023	$385,610	$259,348		$126,262		$-

	Year Ended December 31, 2022
	Total	New York		San Francisco		Other
PGRE's share of NOI for the year ended December 31, 2022	$397,088	$272,197		$130,557		$(5,666)
Lease termination income	(1,875)	(1,875)		-		-
Non-cash write-offs of straight-line rent receivables	2,425	1,980		445		-
Redevelopment and other, net	4,136	(910)	(3)	(620)		5,666
PGRE's share of Same Store NOI for the year ended
December 31, 2022	$401,774	$271,392		$130,382		$-

Decrease in PGRE's share of Same Store NOI	$(16,164)	$(12,044)		$(4,120)		$-
% Decrease	(4.0%)	(4.4%)		(3.2%)

(1)
See page 56 for our definition of this measure.
(2)
Includes write-offs related to the terminated SVB Securities lease at 1301 Avenue of the Americas in our New York portfolio and the surrendered JPMorgan Chase space at One Front Street in our San Francisco portfolio.
(3)
Includes our share of NOI attributable to 60 Wall Street, which has been taken “out-of-service” for redevelopment.

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
PGRE Ownership		90.0%	49.0%	31.1%
Assets:
Real estate, net	$3,284,532	$1,675,890	$1,141,827	$466,815
Cash and cash equivalents	145,320	59,111	74,276	11,933
Restricted cash	1,319	78	1,241	-
Accounts and other receivables	9,871	3,814	5,323	734
Deferred rent receivable	207,938	99,426	84,395	24,117
Deferred charges, net	45,190	21,915	15,093	8,182
Intangible assets, net	38,209	32,044	5,407	758
Other assets	7,365	850	6,015	500
Total Assets	$3,739,744	$1,893,128	$1,333,577	$513,039

Liabilities:
Notes and mortgages payable, net	$2,450,401	$1,244,109	$974,764	$231,528
Accounts payable and accrued expenses	48,862	9,825	28,260	10,777
Intangible liabilities, net	17,180	11,903	4,959	318
Other liabilities	4,833	156	4,631	46
Total Liabilities	2,521,276	1,265,993	1,012,614	242,669

Equity:
Paramount Group, Inc. equity	804,543	563,957	157,341	83,245
Noncontrolling interests	413,925	63,178	163,622	187,125
Total Equity	1,218,468	627,135	320,963	270,370

Total Liabilities and Equity	$3,739,744	$1,893,128	$1,333,577	$513,039

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2022
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
PGRE Ownership		90.0%	49.0%	31.1%
Assets:
Real estate, net	$3,364,482	$1,718,436	$1,167,906	$478,140
Cash and cash equivalents	139,579	60,556	41,396	37,627
Restricted cash	1,316	78	1,238	-
Accounts and other receivables	9,997	8,340	984	673
Deferred rent receivable	197,658	105,880	67,377	24,401
Deferred charges, net	49,485	24,696	17,255	7,534
Intangible assets, net	50,553	41,197	8,175	1,181
Other assets	6,228	655	5,105	468
Total Assets	$3,819,298	$1,959,838	$1,309,436	$550,024

Liabilities:
Notes and mortgages payable, net	$2,489,902	$1,243,112	$973,790	$273,000
Accounts payable and accrued expenses	61,407	19,682	33,297	8,428
Intangible liabilities, net	21,936	13,949	7,491	496
Other liabilities	5,803	1,185	4,563	55
Total Liabilities	2,579,048	1,277,928	1,019,141	281,979

Equity:
Paramount Group, Inc. equity	838,132	613,203	142,315	82,614
Noncontrolling interests	402,118	68,707	147,980	185,431
Total Equity	1,240,250	681,910	290,295	268,045

Total Liabilities and Equity	$3,819,298	$1,959,838	$1,309,436	$550,024

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$104,988	$49,759	$41,947	$13,282
Total operating expenses	37,664	19,703	13,496	4,465
Net operating income (1)	67,324	30,056	28,451	8,817
Depreciation and amortization	(34,073)	(19,235)	(10,937)	(3,901)
Interest and other income, net	1,344	620	643	81
Interest and debt expense	(22,765)	(9,804)	(10,304)	(2,657)
Income tax expense	(3)	-	-	(3)
Net income	$11,827	$1,637	$7,853	$2,337

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$6,039	$1,471	$3,841	$727
Management fee income	1,203	417	211	575
PGRE's share of net income	7,242	1,888	4,052	1,302
Real estate depreciation and amortization	23,884	17,312	5,359	1,213
FFO/Core FFO (1)	$31,126	$19,200	$9,411	$2,515

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$5,788	$166	$4,012	$1,610
Management fee expense	(1,203)	(417)	(211)	(575)
Net income (loss) attributable to noncontrolling interests	4,585	(251)	3,801	1,035
Real estate depreciation and amortization	10,189	1,923	5,578	2,688
FFO/Core FFO (1)	$14,774	$1,672	$9,379	$3,723

(1)
See page 56 for our definition of these measures.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2022
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$93,584	$48,314	$33,306	$11,964
Total operating expenses	32,264	18,310	10,019	3,935
Net operating income (1)	61,320	30,004	23,287	8,029
Depreciation and amortization	(29,518)	(14,140)	(11,411)	(3,967)
Interest and other income, net	817	428	216	173
Interest and debt expense	(22,604)	(9,808)	(10,304)	(2,492)
Income before income taxes	10,015	6,484	1,788	1,743
Income tax expense	(6)	(6)	-	-
Net income	$10,009	$6,478	$1,788	$1,743

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$7,234	$5,827	$869	$538
Management fee income	1,177	429	179	569
PGRE's share of net income	8,411	6,256	1,048	1,107
Real estate depreciation and amortization	19,551	12,726	5,591	1,234
FFO/Core FFO (1)	$27,962	$18,982	$6,639	$2,341

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$2,775	$651	$919	$1,205
Management fee expense	(1,177)	(429)	(179)	(569)
Net income attributable to noncontrolling interests	1,598	222	740	636
Real estate depreciation and amortization	9,967	1,414	5,820	2,733
FFO/Core FFO (1)	$11,565	$1,636	$6,560	$3,369

(1)
See page 56 for our definition of these measures.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$420,665	$205,278	$164,673	$50,714
Total operating expenses	145,183	78,588	49,955	16,640
Net operating income (1)	275,482	126,690	114,718	34,074
Depreciation and amortization	(123,142)	(64,430)	(43,151)	(15,561)
Interest and other income, net	4,129	2,021	1,405	703
Interest and debt expense	(89,952)	(38,909)	(40,891)	(10,152)
Income before income taxes	66,517	25,372	32,081	9,064
Income tax benefit (expense)	72	(5)	127	(50)
Net income	$66,589	$25,367	$32,208	$9,014

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$41,401	$22,830	$15,773	$2,798
Management fee income	4,724	1,663	778	2,283
PGRE's share of net income	46,125	24,493	16,551	5,081
Real estate depreciation and amortization	83,967	57,988	21,143	4,836
FFO/Core FFO (1)	$130,092	$82,481	$37,694	$9,917

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$25,188	$2,537	$16,435	$6,216
Management fee expense	(4,724)	(1,663)	(778)	(2,283)
Net income attributable to noncontrolling interests	20,464	874	15,657	3,933
Real estate depreciation and amortization	39,175	6,442	22,008	10,725
FFO/Core FFO (1)	$59,639	$7,316	$37,665	$14,658

(1)
See page 56 for our definition of these measures.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2022
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$386,858	$195,660	$143,275	$47,923
Total operating expenses	130,362	74,926	40,673	14,763
Net operating income (1)	256,496	120,734	102,602	33,160
Depreciation and amortization	(113,329)	(56,701)	(40,441)	(16,187)
Interest and other income, net	1,380	711	395	274
Interest and debt expense	(89,770)	(38,920)	(40,885)	(9,965)
Income before income taxes	54,777	25,824	21,671	7,282
Income tax expense	(17)	(13)	(2)	(2)
Net income	$54,760	$25,811	$21,669	$7,280

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$36,094	$23,228	$10,611	$2,255
Management fee income	4,685	1,694	743	2,248
PGRE's share of net income	40,779	24,922	11,354	4,503
Real estate depreciation and amortization	75,877	51,031	19,815	5,031
FFO/Core FFO (1)	$116,656	$75,953	$31,169	$9,534

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$18,666	$2,583	$11,058	$5,025
Management fee expense	(4,685)	(1,694)	(743)	(2,248)
Net income attributable to noncontrolling interests	13,981	889	10,315	2,777
Real estate depreciation and amortization	37,452	5,670	20,626	11,156
FFO/Core FFO (1)	$51,433	$6,559	$30,941	$13,933

(1)
See page 56 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2023
		712 Fifth	Market	55 Second	111 Sutter	One Steuart
	Total	Avenue	Center	Street	Street	Lane		Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	35.0%	(2)	Various
Assets:
Real estate, net	$1,528,595	$219,297	$272,113	$230,516	$142,426	$50		$664,193
Cash and cash equivalents	67,499	24,516	5,300	21,318	2,040	10,822		3,503
Restricted cash	99,856	5,480	12,286	-	1,441	49		80,600
Accounts and other receivables	8,601	4,960	1,539	585	1,224	123		170
Deferred rent receivable	35,448	18,844	6,145	4,242	3,087	-		3,130
Deferred charges, net	13,643	8,989	2,540	1,120	994	-		-
Intangible assets, net	52,164	-	5,809	6,283	1,524	-		38,548
For-sale residential condominium units	246,824	-	-	-	-	246,824		-
Other assets	26,487	227	13,032	269	194	130		12,635
Total Assets	$2,079,117	$282,313	$318,764	$264,333	$152,930	$257,998		$802,779

Liabilities:
Notes and mortgages payable, net	$1,744,706	$298,596	$412,996	$187,068	$163,282	$-		$682,764
Accounts payable and accrued expenses	92,770	7,542	9,830	5,025	4,296	2,663		63,414
Intangible liabilities, net	5,026	-	462	3,919	645	-		-
Other liabilities	5,692	178	2,967	208	243	25		2,071
Total Liabilities	1,848,194	306,316	426,255	196,220	168,466	2,688		748,249

Total Equity	230,923	(24,003)	(107,491)	68,113	(15,536)	255,310		54,530

Total Liabilities and Equity	$2,079,117	$282,313	$318,764	$264,333	$152,930	$257,998		$802,779

(1)
Represents 1600 Broadway, 60 Wall Street (“out-of-service” for redevelopment), and Oder-Center, Germany.
(2)
RDF, our consolidated Residential Development Fund, owns a 35% economic interest in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2022
		712 Fifth	Market	55 Second	111 Sutter	One Steuart
	Total	Avenue	Center	Street	Street	Lane		Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	35.0%	(2)	Various
Assets:
Real estate, net	$2,377,084	$212,002	$627,169	$359,405	$149,653	$93		$1,028,762
Cash and cash equivalents	140,818	28,335	38,918	15,322	3,950	29		54,264
Restricted cash	111,722	5,472	-	-	2,431	4,808		99,011
Accounts and other receivables	4,830	3,642	453	326	17	123		269
Deferred rent receivable	31,372	17,921	5,422	3,507	2,992	-		1,530
Deferred charges, net	13,026	9,566	1,430	951	1,079	-		-
Intangible assets, net	69,599	-	14,363	10,980	2,583	-		41,673
For-sale residential condominium units	322,232	-	-	-	-	322,232		-
Other assets	37,826	189	22,651	211	1,564	282		12,929
Total Assets	$3,108,509	$277,127	$710,406	$390,702	$164,269	$327,567		$1,238,438

Liabilities:
Notes and mortgages payable, net	$1,834,916	$298,186	$408,967	$186,909	$158,666	$98,380		$683,808
Accounts payable and accrued expenses	47,302	5,620	10,768	3,264	4,262	8,158		15,230
Intangible liabilities, net	10,972	-	2,331	7,327	1,314	-		-
Other liabilities	3,481	176	232	246	244	125		2,458
Total Liabilities	1,896,671	303,982	422,298	197,746	164,486	106,663		701,496

Total Equity	1,211,838	(26,855)	288,108	192,956	(217)	220,904		536,942

Total Liabilities and Equity	$3,108,509	$277,127	$710,406	$390,702	$164,269	$327,567		$1,238,438

(1)
Represents 1600 Broadway, 60 Wall Street (“out-of-service” for redevelopment), and Oder-Center, Germany.
(2)
RDF, our consolidated Residential Development Fund, owns a 35% economic interest in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2023
		712 Fifth	Market		55 Second	111 Sutter	One Steuart
	Total	Avenue	Center		Street	Street	Lane		Other (1)
Total revenues	$41,056	$12,435	$9,350		$7,705	$3,924	$3,752	(2)	$3,890
Total operating expenses	27,787	7,296	7,253		3,546	1,936	6,325	(2)	1,431
Net operating income (loss) (3)	13,269	5,139	2,097		4,159	1,988	(2,573)		2,459
Depreciation and amortization	(15,386)	(3,130)	(4,876)		(3,982)	(2,322)	-		(1,076)
Interest and other income, net	809	233	256		217	3	95		5
Interest and debt expense	(20,229)	(2,702)	(3,636)		(1,856)	(3,122)	-		(8,913)
Real estate impairment loss	(461,151)	-	(341,872)		(119,279)	-	-		-
Net loss	$(482,688)	$(460)	$(348,031)		$(120,741)	$(3,453)	$(2,478)		$(7,525)

PGRE's share
Ownership	Total	50.0%	67.0%		44.1%	49.0%	35.0%		Various
Net loss	$(209,406)	$(230)	$(153,032)	(4)	$(53,234)	$(1,692)	$(867)		$(351)
Step-up basis adjustment	(80)	-	-		(4)	-	(49)		(27)
Adjustments to equity in earnings of unconsolidated joint ventures	2,326	230	-		-	1,692	-		404
PGRE's share of net (loss) income	(207,160)	-	(153,032)		(53,238)	-	(916)		26
Real estate depreciation and amortization	7,857	1,565	3,267		1,760	1,138	-		127
Real estate impairment loss	201,496	-	148,906	(4)	52,590	-	-		-
FFO (3)	2,193	1,565	(859)		1,112	1,138	(916)		153
Adjustments to equity in earnings of unconsolidated joint ventures	(2,326)	(230)	-		-	(1,692)	-		(404)
FFO attributable to One Steuart Lane	916	-	-		-	-	916		-
Other non-core items	393	-	-		-	-	-		393
Core FFO (3)	$1,176	$1,335	$(859)		$1,112	$(554)	$-		$142

(1)
Represents 1600 Broadway, 60 Wall Street (“out-of-service” for redevelopment), and Oder-Center, Germany.
(2)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)
See page 56 for our definition of this measure.
(4)
The joint venture that owns Market Center recognized a $341,872 non-cash real estate impairment loss, of which our 67.0% share was $229,054. Given that our share of the real estate impairment loss together with our share of operating and other losses recognized in the three months ended December 31, 2023 brought the basis of our investment in the joint venture below zero, in accordance with GAAP, we were limited to recognizing $148,906 of the real estate impairment loss during the three months ended December 31, 2023.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2022
		712 Fifth	Market	55 Second	111 Sutter	One Steuart
	Total	Avenue	Center	Street	Street	Lane	Other (1)
Total revenues	$41,424	$11,974	$14,353	$8,055	$3,825	$-	$3,217
Total operating expenses	23,278	5,437	7,558	3,598	1,944	1,355	3,386
Net operating income (2)	18,146	6,537	6,795	4,457	1,881	(1,355)	(169)
Depreciation and amortization	(17,809)	(2,801)	(7,618)	(4,128)	(2,117)	(18)	(1,127)
Interest and other income (loss), net	504	182	244	79	11	(2)	(10)
Interest and debt expense	(14,273)	(2,702)	(3,514)	(1,856)	(2,524)	(2,605)	(1,072)
Real estate impairment loss	(64,663)	-	-	-	(64,663)	-	-
(Loss) income before income taxes	(78,095)	1,216	(4,093)	(1,448)	(67,412)	(3,980)	(2,378)
Income tax expense	(6)	-	-	(2)	-	-	(4)
Net (loss) income	$(78,101)	$1,216	$(4,093)	$(1,450)	$(67,412)	$(3,980)	$(2,382)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	35.0%	Various
Net (loss) income	$(37,327)	$608	$(2,744)	$(645)	$(33,030)	$(1,393)	$(123)
Step-up basis adjustment	(37)	-	-	(2)	-	-	(35)
Adjustments to equity in earnings of unconsolidated joint ventures	(561)	(608)	-	-	47	-	-
PGRE's share of net loss	(37,925)	-	(2,744)	(647)	(32,983)	(1,393)	(158)
Real estate depreciation and amortization	9,509	1,400	5,104	1,822	1,038	6	139
Real estate impairment loss	31,685	-	-	-	31,685	-	-
FFO (2)	3,269	1,400	2,360	1,175	(260)	(1,387)	(19)
Adjustments to equity in earnings of unconsolidated joint ventures	561	608	-	-	(47)	-	-
FFO attributable to One Steuart Lane	1,387	-	-	-	-	1,387	-
Core FFO (2)	$5,217	$2,008	$2,360	$1,175	$(307)	$-	$(19)

(1)
Represents 1600 Broadway, 60 Wall Street (“out-of-service” for redevelopment), and Oder-Center, Germany.
(2)
See page 56 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2023
		712 Fifth	Market		55 Second	111 Sutter	One Steuart
	Total	Avenue	Center		Street	Street	Lane		Other (1)
Total revenues	$166,783	$48,931	$50,184		$31,528	$13,363	$6,703	(2)	$16,074
Total operating expenses	169,826	24,535	29,225		14,143	7,990	86,409	(2)(3)	7,524
Net operating income (loss) (4)	(3,043)	24,396	20,959		17,385	5,373	(79,706)		8,550
Depreciation and amortization	(67,727)	(11,761)	(26,681)		(16,148)	(8,894)	(43)		(4,200)
Interest and other income, net	3,035	940	1,157		687	32	200		19
Interest and debt expense	(73,485)	(10,722)	(14,239)		(7,426)	(11,823)	(4,792)		(24,483)
Real estate impairment loss	(917,044)	-	(341,872)		(119,279)	-	-		(455,893)	(5)
(Loss) income before income taxes	(1,058,264)	2,853	(360,676)		(124,781)	(15,312)	(84,341)		(476,007)
Income tax expense	(32)	-	(3)		(20)	(3)	(2)		(4)
Net (loss) income	$(1,058,296)	$2,853	$(360,679)		$(124,801)	$(15,315)	$(84,343)		$(476,011)

PGRE's share
Ownership	Total	50.0%	67.0%		44.1%	49.0%	35.0%		Various
Net (loss) income	$(274,421)	$1,427	$(161,514)	(6)	$(55,009)	$(7,505)	$(28,673)		$(23,147)
Step-up basis adjustment	(2,743)	-	-		(9)	-	(54)		(2,680)
Adjustments to equity in earnings of unconsolidated joint ventures	6,866	(1,427)	-		-	7,505	-		788
PGRE's share of net loss	(270,298)	-	(161,514)		(55,018)	-	(28,727)		(25,039)
Real estate depreciation and amortization	35,766	5,881	17,876		7,129	4,359	15		506
Real estate impairment loss	226,230	-	148,906	(6)	52,590	-	-		24,734	(5)
FFO (4)	(8,302)	5,881	5,268		4,701	4,359	(28,712)		201
RDF's share of an impairment loss related to residential condominium units at One Steuart Lane	23,942	-	-		-	-	23,942		-
Adjustments to equity in earnings of unconsolidated joint ventures	(6,866)	1,427	-		-	(7,505)	-		(788)
FFO attributable to One Steuart Lane	4,770	-	-		-	-	4,770		-
Other non-core items	1,018	-	-		-	-	-		1,018
Core FFO (4)	$14,562	$7,308	$5,268		$4,701	$(3,146)	$-		$431

(1)
Represents 1600 Broadway, 60 Wall Street (“out-of-service” for redevelopment), and Oder-Center, Germany.
(2)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)
Includes a $68,407 non-cash impairment loss related to condominium units, of which RDF’s share was $23,942.
(4)
See page 56 for our definition of this measure.
(5)
Represents a non-cash real estate impairment loss related to 60 Wall Street.
(6)
The joint venture that owns Market Center recognized a $341,872 non-cash real estate impairment loss, of which our 67.0% share was $229,054. Given that our share of the real estate impairment loss together with our share of operating and other losses recognized in the three months ended December 31, 2023 brought the basis of our investment in the joint venture below zero, in accordance with GAAP, we were limited to recognizing $148,906 of the real estate impairment loss during the three months ended December 31, 2023.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2022
		712 Fifth	Market	55 Second	111 Sutter	One Steuart
	Total	Avenue	Center	Street	Street	Lane		Other (1)
Total revenues	$259,881	$44,813	$57,858	$31,182	$15,192	$61,707	(2)	$49,129
Total operating expenses	152,313	21,617	28,100	13,621	7,164	63,421	(2)	18,390
Net operating income (3)	107,568	23,196	29,758	17,561	8,028	(1,714)		30,739
Depreciation and amortization	(85,949)	(10,900)	(31,875)	(16,817)	(7,687)	(74)		(18,596)
Interest and other income (loss), net	991	257	365	91	(1)	(9)		288
Interest and debt expense	(62,173)	(10,749)	(13,759)	(7,426)	(7,589)	(11,316)		(11,334)
Real estate impairment loss	(64,663)	-	-	-	(64,663)	-		-
(Loss) income before income taxes	(104,226)	1,804	(15,511)	(6,591)	(71,912)	(13,113)		1,097
Income tax expense	(60)	-	(3)	(36)	(4)	(2)		(15)
Net (loss) income	$(104,286)	$1,804	$(15,514)	$(6,627)	$(71,916)	$(13,115)		$1,082

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	35.0%		Various
Net (loss) income	$(52,123)	$902	$(10,405)	$(2,932)	$(35,237)	$(4,590)		$139
Step-up basis adjustment	(273)	-	-	(11)	-	(106)		(156)
Adjustments to equity in earnings of unconsolidated joint ventures	(855)	(902)	-	-	47	-		-
PGRE's share of net loss	(53,251)	-	(10,405)	(2,943)	(35,190)	(4,696)		(17)
Real estate depreciation and amortization	39,272	5,450	21,356	7,426	3,767	26		1,247
Real estate impairment loss	31,685	-	-	-	31,685	-		-
FFO (3)	17,706	5,450	10,951	4,483	262	(4,670)		1,230
Adjustments to equity in earnings of unconsolidated joint ventures	855	902	-	-	(47)	-		-
FFO attributable to One Steuart Lane	4,670	-	-	-	-	4,670		-
Core FFO (3)	$23,231	$6,352	$10,951	$4,483	$215	$-		$1,230

(1)
Represents 1600 Broadway, 60 Wall Street (“out-of-service” for redevelopment), and Oder-Center, Germany.
(2)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)
See page 56 for our definition of this measure.

REAL ESTATE RELATED FUNDS – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2023				As of December 31, 2023
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
PGRE Ownership		13.0%	7.4%		Various
Assets:
Cash and cash equivalents	$29,715	$9,353	$20,362		$14,274
Accounts and other receivables	134	-	134		-
Real estate related fund investments (2)	775	775	-		335,353
Investments in unconsolidated joint ventures	89,949	-	89,949	(3)	-
Other assets	9	9	-		459
Total Assets	$120,582	$10,137	$110,445		$350,086

Liabilities:
Accounts payable and accrued expenses	$90	$55	$35		$88
Other liabilities	1,019	1,014	5		1
Total Liabilities	1,109	1,069	40		89

Equity:
Paramount Group, Inc. equity	8,884	1,181	7,703		4,549
Joint Venture Partners' equity	110,589	7,887	102,702		345,448
Total Equity	119,473	9,068	110,405		349,997

Total Liabilities and Equity	$120,582	$10,137	$110,445		$350,086

(1)
Represents Paramount Group Real Estate Fund VII, LP (“Fund VII”), Paramount Group Real Estate Fund VII-H, LP (“Fund VII-H”) and Paramount Group Real Estate Fund VIII, LP (“Fund VIII”).
(2)
Primarily represents investments in mezzanine loans.
(3)
Represents Residential Development Fund’s 35.0% ownership interest in One Steuart Lane.

REAL ESTATE RELATED FUNDS – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2022				As of December 31, 2022
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
PGRE Ownership		13.0%	7.4%		Various
Assets:
Cash and cash equivalents	$3,551	$199	$3,352		$29,076
Accounts and other receivables	3,650	-	3,650		-
Real estate related fund investments (2)	105,369	105,369	-		232,295
Investments in unconsolidated joint ventures	77,961	-	77,961	(3)	-
Other assets	3,632	201	3,431		342
Total Assets	$194,163	$105,769	$88,394		$261,713

Liabilities:
Accounts payable and accrued expenses	$85	$34	$51		$-
Other liabilities	248	14	234		91
Total Liabilities	333	48	285		91

Equity:
Paramount Group, Inc. equity	20,455	13,766	6,689		3,411
Joint Venture Partners' equity	173,375	91,955	81,420		258,211
Total Equity	193,830	105,721	88,109		261,622

Total Liabilities and Equity	$194,163	$105,769	$88,394		$261,713

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
Primarily represents investments in mezzanine loans.
(3)
Represents Residential Development Fund’s 35.0% ownership interest in One Steuart Lane.

REAL ESTATE RELATED FUNDS – OPERATING RESULTS

(unaudited and in thousands)

				Three Months Ended
	Three Months Ended December 31, 2023			December 31, 2023
	Consolidated Funds
	Total		Residential	Total
	Consolidated Funds	Fund X	Development Fund	Unconsolidated Funds (1)
Net investment income	$1,606	$1,606	$-	$3,161
Net realized losses	(45,670)	(45,670)	-	-
Net unrealized (losses) gains	(15,277)	(15,277)	-	334
(Loss) income from real estate related fund investments	(59,341)	(59,341)	-	3,495
Loss from unconsolidated joint ventures	(916)	-	(916)	-
Interest and other income, net	207	-	207	-
Net (loss) income	$(60,050)	$(59,341)	$(709)	$3,495

PGRE's share
Ownership	Total	13.0%	7.4%	Total
Net (loss) income	$(7,781)	$(7,727)	$(54)	$45
Management fee income	114	114	-	-
PGRE's share of net (loss) income	(7,667)	(7,613)	(54)	45
Real estate depreciation and amortization	-	-	-	-
FFO (2)	(7,667)	(7,613)	(54)	45
FFO attributable to One Steuart Lane	68	-	68	-
Realized and unrealized gains and losses from real estate related fund investments	7,935	7,935	-	(4)
Core FFO (2)	$336	$322	$14	$41

Noncontrolling interests' share
Ownership	Total	87.0%	92.6%
Net (loss) income	$(52,269)	$(51,614)	$(655)
Management fee expense	(114)	(114)	-
Net (loss) income attributable to joint venture partners	(52,383)	(51,728)	(655)
Real estate depreciation and amortization	-	-	-
FFO (2)	(52,383)	(51,728)	(655)
FFO attributable to One Steuart Lane	848	-	848
Realized and unrealized gains and losses from real estate related fund investments	53,012	53,012	-
Core FFO (2)	$1,477	$1,284	$193

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
See page 56 for our definition of this measure.

REAL ESTATE RELATED FUNDS – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2022			Three Months Ended December 31, 2022
	Consolidated Funds
	Total		Residential	Total
	Consolidated Fund	Fund X (1)	Development Fund	Unconsolidated Funds	Fund X (1)	Other (2)
Net investment income	$483	$483	$-	$13,812	$11,619	$2,193
Net realized gains	-	-	-	1,568	-	1,568
Net unrealized losses	-	-	-	(40,918)	(33,779)	(7,139)
Income (loss) from real estate related fund investments	483	483	-	(25,538)	(22,160)	(3,378)
Loss from unconsolidated joint ventures	(1,393)	-	(1,393)	-	-	-
Interest and other income, net	84	-	84	-	-	-
Net (loss) income	$(826)	$483	$(1,309)	$(25,538)	$(22,160)	$(3,378)

PGRE's share
Ownership	Total	13.0%	7.4%	Total	8.2%	Various
Net (loss) income	$(161)	$63	$(224)	$(1,864)	$(1,826)	$(38)
Management fee income	-	-	-	-	-	-
PGRE's share of net (loss) income	(161)	63	(224)	(1,864)	(1,826)	(38)
Real estate depreciation and amortization	-	-	-	-	-	-
FFO (3)	(161)	63	(224)	(1,864)	(1,826)	(38)
FFO attributable to One Steuart Lane	103	-	103	-	-	-
Realized and unrealized gains and losses from real estate related fund investments	-	-	-	2,851	2,785	66
Core FFO (3)	$(58)	$63	$(121)	$987	$959	$28

Noncontrolling interests' share
Ownership	Total	87.0%	92.6%
Net (loss) income	$(665)	$420	$(1,085)
Management fee expense	-	-	-
Net (loss) income attributable to joint venture partners	(665)	420	(1,085)
Real estate depreciation and amortization	6	-	6
FFO (3)	(659)	420	(1,079)
FFO attributable to One Steuart Lane	1,284	-	1,284
Realized and unrealized gains and losses from real estate related fund investments	-	-	-
Core FFO (3)	$625	$420	$205

(1)
Prior to December 12, 2022, Fund X was accounted for under the equity method of accounting. Subsequent to December 12, 2022, we increased our ownership in Fund X to 13.0% and began consolidating Fund X into our consolidated financial statements.
(2)
Represents Fund VII, Fund VII-H and Fund VIII.
(3)
See page 56 for our definition of this measure.

REAL ESTATE RELATED FUNDS – OPERATING RESULTS

(unaudited and in thousands)

					Year Ended
	Year Ended December 31, 2023				December 31, 2023
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
Net investment income	$11,347	$11,347	$-		$10,273
Net realized losses	(46,894)	(46,894)	-		(7)
Net unrealized losses	(60,828)	(60,828)	-		(73,924)
Loss from real estate related fund investments	(96,375)	(96,375)	-		(63,658)
Loss from unconsolidated joint ventures	(28,727)	-	(28,727)	(2)	-
Interest and other income, net	1,022	-	1,022		-
Net loss	$(124,080)	$(96,375)	$(27,705)		$(63,658)

PGRE's share
Ownership	Total	13.0%	7.4%		Total
Net loss	$(15,243)	$(12,549)	$(2,694)		$(822)
Management fee income	958	958	-		-
PGRE's share of net loss	(14,285)	(11,591)	(2,694)		(822)
Real estate depreciation and amortization	1	-	1		-
FFO (3)	(14,284)	(11,591)	(2,693)		(822)
Impairment loss related to residential condominium units at One Steuart Lane	1,772	-	1,772		-
FFO attributable to One Steuart Lane	353	-	353		-
Realized and unrealized gains and losses from real estate related fund investments	14,025	14,025	-		953
Core FFO (3)	$1,866	$2,434	$(568)		$131

Noncontrolling interests' share
Ownership	Total	87.0%	92.6%
Net loss	$(108,837)	$(83,826)	$(25,011)
Management fee expense	(958)	(958)	-
Net loss attributable to joint venture partners	(109,795)	(84,784)	(25,011)
Real estate depreciation and amortization	14	-	14
FFO (3)	(109,781)	(84,784)	(24,997)
Impairment loss related to residential condominium units at One Steuart Lane	22,170	-	22,170
FFO attributable to One Steuart Lane	4,417	-	4,417
Realized and unrealized gains and losses from real estate related fund investments	93,697	93,697	-
Core FFO (3)	$10,503	$8,913	$1,590

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
Includes $23,942 for RDF’s share of a non-cash impairment loss related to residential condominium units at One Steuart Lane, of which our share was $1,772.
(3)
See page 56 for our definition of this measure.

REAL ESTATE RELATED FUNDS – OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2022			Year Ended December 31, 2022
	Consolidated Funds
	Total		Residential	Total
	Consolidated Fund	Fund X (1)	Development Fund	Unconsolidated Funds	Fund X (1)	Other (2)
Net investment income	$483	$483	$-	$28,486	$18,484	$10,002
Net realized losses	-	-	-	(701)	-	(701)
Net unrealized losses	-	-	-	(43,788)	(33,397)	(10,391)
Income (loss) from real estate related fund investments	483	483	-	(16,003)	(14,913)	(1,090)
Loss from unconsolidated joint ventures	(4,696)	-	(4,696)	-	-	-
Interest and other income, net	409	-	409	-	-	-
(Loss) income before income taxes	(3,804)	483	(4,287)	(16,003)	(14,913)	(1,090)
Income tax expense	(2)	-	(2)	-	-	-
Net (loss) income	$(3,806)	$483	$(4,289)	$(16,003)	$(14,913)	$(1,090)

PGRE's share
Ownership	Total	13.0%	7.4%	Total	8.2%	Various
Net (loss) income	$(464)	$63	$(527)	$(1,239)	$(1,229)	$(10)
Management fee income	-	-	-	-	-	-
PGRE's share of net (loss) income	(464)	63	(527)	(1,239)	(1,229)	(10)
Real estate depreciation and amortization	2	-	2	-	-	-
FFO (3)	(462)	63	(525)	(1,239)	(1,229)	(10)
FFO attributable to One Steuart Lane	346	-	346	-	-	-
Realized and unrealized gains and losses from real estate related fund investments	-	-	-	2,890	2,753	137
Core FFO (3)	$(116)	$63	$(179)	$1,651	$1,524	$127

Noncontrolling interests' share
Ownership	Total	87.0%	92.6%
Net (loss) income	$(3,342)	$420	$(3,762)
Management fee expense	-	-	-
Net (loss) income attributable to joint venture partners	(3,342)	420	(3,762)
Real estate depreciation and amortization	24	-	24
FFO (3)	(3,318)	420	(3,738)
FFO attributable to One Steuart Lane	4,324	-	4,324
Realized and unrealized gains and losses from real estate related fund investments	-	-	-
Core FFO (3)	$1,006	$420	$586

(1)
Prior to December 12, 2022, Fund X was accounted for under the equity method of accounting. Subsequent to December 12, 2022, we increased our ownership in Fund X to 13.0% and began consolidating Fund X into our consolidated financial statements.
(2)
Represents Fund VII, Fund VII-H and Fund VIII.
(3)
See page 54 for our definition of this measure.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

As of December 31, 2023
Debt:
Consolidated debt:
Notes and mortgages payable (1)	$3,817,050
Revolving Credit Facility	-
3,817,050
Less:
Noncontrolling interests' share of consolidated debt (2)	(782,120)
Add:
PGRE's share of unconsolidated joint venture debt (3)	628,938
PGRE's Share of Total Debt (4)	3,663,868

	Shares / Units	Share Price as of
Equity:	Outstanding	December 31, 2023
Common stock	217,366,089	$5.17	1,123,783
Operating Partnership units	19,468,095	5.17	100,650
Total equity	236,834,184	5.17	1,224,433

Total Market Capitalization			$4,888,301

(1)
Represents contractual amounts due pursuant to the respective debt agreements.
(2)
Represents noncontrolling interests’ share of debt of 1633 Broadway, One Market Plaza and 300 Mission Street.
(3)
Represents our share of debt of 712 Fifth Avenue, Market Center, 55 Second Street, 111 Sutter Street, 1600 Broadway, 60 Wall Street and Oder-Center, Germany.
(4)
See page 56 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,250,000	2.99%	$1,250,000	2.99%	$-	-
1301 Avenue of the Americas	860,000	4.87%	500,000	2.49%	360,000	8.18%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	-	-
One Market Plaza	975,000	4.03%	975,000	4.03%	-	-
300 Mission Street	232,050	4.50%	232,050	4.50%	-	-
Revolving Credit Facility	-	-	-	-	-	-
Total consolidated debt	3,817,050	3.88%	3,457,050	3.43%	360,000	8.18%
Noncontrolling interests' share	(782,120)	3.96%	(782,120)	3.96%	-	-
PGRE's share of consolidated debt	$3,034,930	3.86%	$2,674,930	3.27%	$360,000	8.18%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$-	-
Market Center	413,942	3.22%	402,000	3.11%	11,942	6.96%
55 Second Street	187,500	3.88%	187,500	3.88%	-	-
111 Sutter Street	163,298	7.50%	-	-	163,298	7.50%
1600 Broadway	98,000	3.45%	98,000	3.45%	-	-
60 Wall Street	575,000	7.78%	-	-	575,000	7.78%
Oder-Center, Germany	11,451	5.57%	-	-	11,451	5.57%
Total unconsolidated debt	1,749,191	5.25%	987,500	3.37%	761,691	7.68%
Joint venture partners' share	(1,120,253)	5.89%	(476,475)	3.43%	(643,778)	7.71%
PGRE's share of unconsolidated debt	$628,938	4.11%	$511,025	3.32%	$117,913	7.51%

PGRE's share of Total Debt (1)	$3,663,868	3.90%	$3,185,955	3.28%	$477,913	8.01%

Revolving Credit Facility Covenants: (2)	Required	Actual	Debt Composition (at PGRE's share):	Amount	%
Total Debt / Total Assets	Less than 60%	46.5%	Fixed rate debt:
Secured Debt / Total Assets	Less than 50%	46.5%	Consolidated fixed rate debt	$2,674,930
Fixed Charge Coverage	Greater than 1.5x	2.75x	Unconsolidated fixed rate debt	511,025
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	PGRE's share of fixed rate debt	3,185,955	87.0%
Unencumbered Interest Coverage	Greater than 1.75x	40.79x	Variable rate debt:
			Consolidated variable rate debt	360,000
			Unconsolidated variable rate debt	117,913
			PGRE's share of variable rate debt	477,913	13.0%
			PGRE's share of Total Debt (4)	$3,663,868	100.0%

(1)
See page 56 for our definition of this measure.
(2)
This section presents ratios as of December 31, 2023 in accordance with the terms of our revolving credit facility agreement, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2024		2025	2026	2027	2028	Thereafter	Total
One Market Plaza	$975,000	(1)	$-	$-	$-	$-	$-	$975,000
31 West 52nd Street	-		-	500,000	-	-	-	500,000
1301 Avenue of the Americas	-		-	860,000	-	-	-	860,000
300 Mission Street	-		-	232,050	-	-	-	232,050
1633 Broadway	-		-	-	-	-	1,250,000	1,250,000
Revolving Credit Facility	-		-	-	-	-	-	-
Total consolidated debt	975,000		-	1,592,050	-	-	1,250,000	3,817,050
Noncontrolling interests' share	(497,250)		-	(159,882)	-	-	(124,988)	(782,120)
PGRE's share of consolidated debt	$477,750		$-	$1,432,168	$-	$-	$1,125,012	$3,034,930

Unconsolidated Joint Venture Debt:
60 Wall Street	$575,000	(2)	$-	$-	$-	$-	$-	$575,000
111 Sutter Street	163,298		-	-	-	-	-	163,298
Market Center	-		413,942	-	-	-	-	413,942
55 Second Street	-		-	187,500	-	-	-	187,500
712 Fifth Avenue	-		-	-	300,000	-	-	300,000
Oder-Center, Germany	-		-	-	-	11,451	-	11,451
1600 Broadway	-		-	-	-	-	98,000	98,000
Total unconsolidated debt	738,298		413,942	187,500	300,000	11,451	98,000	1,749,191
Joint venture partners' share	(629,474)		(136,601)	(104,831)	(150,000)	(10,363)	(88,984)	(1,120,253)
PGRE's share of unconsolidated debt	$108,824		$277,341	$82,669	$150,000	$1,088	$9,016	$628,938

PGRE's Share of Total Debt (3)	$586,574		$277,341	$1,514,837	$150,000	$1,088	$1,134,028	$3,663,868

Weighted average rate	4.69%		3.22%	4.44%	3.39%	5.57%	2.99%	3.90%

% of debt maturing	16.0%		7.6%	41.3%	4.1%	0.0%	31.0%	100.0%

(1)
On February 1, 2024, we, together with our joint venture partner, modified and extended this loan. In connection with the modification, the loan balance was reduced to $850,000, following a $125,000 paydown by the joint venture, of which our 49.0% share was $61,250. The modified loan bears interest at a fixed rate of 4.08%, matures in February 2027 and has an option to extend for an additional year, subject to certain conditions.
(2)
The joint venture that owns 60 Wall Street defaulted on its loan and is currently in negotiations with the lender to modify the loan.
(3)
See page 56 for our definition of this measure.

PORTFOLIO SUMMARY – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out of
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
1633 Broadway
Office	90.0%	96.2%	96.2%	$179,752	$82.48	2,275,229	-	2,275,229	Allianz, Morgan Stanley, Warner Music Group, ICBC,
									Showtime Networks, New Mountain Capital, MongoDB,
									Bleacher Report, Kasowitz, Benson, Torres & Friedman
Retail / Theater	90.0%	97.7%	96.6%	11,618	66.67	253,609	-	253,609	Gershwin Theatre, Thespian Theatre, Equinox, Din Tai Fung
	90.0%	96.4%	96.3%	191,370	82.09	2,528,838	-	2,528,838
1301 Avenue of the Americas
Office	100.0%	81.9%	75.4%	108,108	85.48	1,697,615	-	1,697,615	Credit Agricole, Norton Rose Fulbright, CohnReznick,
									Swiss Re, Oaktree Capital, ArentFox Schiff,
									O'Melveny & Myers
Retail / Amenity Center	100.0%	89.8%	89.8%	2,544	182.30	50,722	-	50,722	Ocean Prime, Starbucks
	100.0%	82.1%	75.8%	110,652	86.44	1,748,337	-	1,748,337
1325 Avenue of the Americas
Office	100.0%	95.9%	92.9%	49,853	67.98	809,383	-	809,383	McGraw Hill, Olshan Frome Wolosky, Hilton, Evercore,
									Major League Baseball Players Association
Retail	100.0%	96.7%	96.7%	1,483	95.79	15,498	-	15,498	La Grande Boucherie
	100.0%	95.9%	92.9%	51,336	68.41	824,881	-	824,881
31 West 52nd Street
Office	100.0%	96.4%	92.8%	64,621	93.89	742,139	-	742,139	Clifford Chance, Pillsbury Winthrop Shaw Pittman,
									Centerview Partners, Bracewell, Providence Equity Partners,
									Wilson Sonsini
Retail	100.0%	87.1%	87.1%	4,913	124.73	25,913	-	25,913	Fogo De Chao, MoMA Design Store
	100.0%	96.1%	92.6%	69,534	94.87	768,052	-	768,052
900 Third Avenue
Office	100.0%	82.5%	81.6%	33,030	70.62	575,132	-	575,132	Goldman Sachs, Shiseido, Tannenbaum Helpern Syracuse &
									Hirschtritt, Littler Mendelson
Retail	100.0%	81.7%	81.7%	1,335	97.31	16,144	-	16,144	Bank of America
	100.0%	82.4%	81.6%	34,365	71.35	591,276	-	591,276
712 Fifth Avenue
Office	50.0%	83.8%	80.4%	43,902	119.33	457,581	-	457,581	CVC Advisors, abrdn, OMI Management, Riverstone Holdings,
									Pictet Asset Management
Retail	50.0%	20.9%	20.9%	8,030	446.18	85,917	-	85,917	Harry Winston
	50.0%	73.9%	71.0%	51,932	134.52	543,498	-	543,498
1600 Broadway
Retail	9.2%	100.0%	100.0%	10,669	316.62	25,693	-	25,693	M&M's World
60 Wall Street (3)
Office	5.0%	N/A	N/A	N/A	N/A	-	1,625,483	1,625,483

Subtotal / Weighted average		89.8%	87.2%	$519,858	$86.47	7,030,575	1,625,483	8,656,058
PGRE's share		90.2%	87.5%	$465,070	$83.94	6,482,638	81,437	6,564,075

(1)
See page 56 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
This property has been taken “out-of-service” for redevelopment.

PORTFOLIO SUMMARY – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out of
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
One Market Plaza
Office	49.0%	95.4%	95.4%	$161,586	$109.17	1,555,679	-	1,555,679	Google, Morgan Lewis & Bockius, Visa,
									The Capital Group, Autodesk, Citigroup,
									Duane Morris, Thoma Bravo, PJT Partners
Retail	49.0%	74.5%	74.5%	4,959	76.03	53,874	-	53,874	Starbucks, STK Steak House,
									One Market Restaurant
	49.0%	94.7%	94.7%	166,545	108.34	1,609,553	-	1,609,553
Market Center
Office	67.0%	55.5%	55.5%	37,638	91.36	744,403	-	744,403	Mindspace, Bank of Communications,
									Crowe, Mayer Brown, Raymond James, Waymo
Retail	67.0%	0.8%	0.8%	146	-	5,954	-	5,954
	67.0%	55.1%	55.1%	37,784	91.36	750,357	-	750,357
300 Mission Street
Office	31.1%	80.9%	80.9%	48,036	98.47	605,662	-	605,662	Autodesk, Glassdoor, Instacart
Retail	31.1%	88.5%	88.5%	2,954	66.49	49,172	-	49,172	Equinox
	31.1%	81.4%	81.4%	50,990	95.86	654,834	-	654,834
One Front Street
Office	100.0%	87.1%	87.1%	49,442	89.90	631,661	-	631,661	JPMorgan Chase, Coinbase, JLL, Cigna
Retail	100.0%	97.5%	97.5%	1,213	92.84	13,137	-	13,137	JPMorgan Chase
	100.0%	87.3%	87.3%	50,655	89.96	644,798	-	644,798
55 Second Street
Office	44.1%	86.4%	86.4%	27,272	85.46	370,463	-	370,463	KPMG, Intercom, Rippling, UKG
									Alston & Bird
Retail	44.1%	100.0%	100.0%	930	113.53	7,482	-	7,482	Sutter West Bay Medical, Bluestone Lane
	44.1%	86.7%	86.7%	28,202	86.10	377,945	-	377,945
111 Sutter Street
Office	49.0%	53.3%	53.3%	11,505	88.18	247,921	-	247,921	Turo, Natural Resource Defense Council
Retail	49.0%	86.7%	86.7%	1,669	65.60	29,358	-	29,358	24 Hour Fitness
	49.0%	56.8%	56.8%	13,174	84.50	277,279	-	277,279

Subtotal / Weighted average		81.6%	81.6%	$347,350	$98.37	4,314,766	-	4,314,766
PGRE's share		80.8%	80.8%	$192,327	$97.10	2,442,412	-	2,442,412

Total / Weighted average		86.7%	85.1%	$867,208	$90.93	11,345,341	1,625,483	12,970,824
PGRE's share		87.7%	85.7%	$657,397	$87.45	8,925,050	81,437	9,006,487

(1)
See page 56 for our definition of this measure.
(2)
Represents office and retail space only.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of December 31, 2023		As of September 30, 2023		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	96.4%	96.4%	99.7%	99.7%	(3.3%)
1301 Avenue of the Americas	100.0%	82.1%	82.1%	79.8%	79.8%	2.3%
1325 Avenue of the Americas	100.0%	95.9%	95.9%	93.8%	93.8%	2.1%
31 West 52nd Street	100.0%	96.1%	96.1%	96.1%	96.1%	-%
900 Third Avenue	100.0%	82.4%	82.4%	82.4%	82.4%	-%
712 Fifth Avenue	50.0%	73.9%	73.9%	71.2%	71.2%	2.7%
1600 Broadway	9.2%	100.0%	100.0%	100.0%	100.0%	-%
60 Wall Street (2)	5.0%	N/A	-%	N/A	-%	-%
Weighted average		89.8%	89.8%	90.0%	90.0%	(0.2%)
PGRE's share		90.2%	90.2%	90.4%	90.4%	(0.2%)

San Francisco:
One Market Plaza	49.0%	94.7%	94.7%	95.8%	95.8%	(1.1%)
Market Center	67.0%	55.1%	55.1%	57.0%	57.0%	(1.9%)
300 Mission Street	31.1%	81.4%	81.4%	81.4%	81.4%	-%
One Front Street	100.0%	87.3%	87.3%	88.8%	88.8%	(1.5%)
55 Second Street	44.1%	86.7%	86.7%	86.7%	86.7%	-%
111 Sutter Street	49.0%	56.8%	56.8%	56.8%	56.8%	-%
Weighted average		81.6%	81.6%	82.5%	82.5%	(0.9%)
PGRE's share		80.8%	80.8%	82.0%	82.0%	(1.2%)

Weighted average		86.7%	86.7%	87.1%	87.1%	(0.4%)
PGRE's share		87.7%	87.7%	88.1%	88.1%	(0.4%)

(1)
See page 56 for our definition of this measure.
(2)
The property has been taken “out-of-service” for redevelopment.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of December 31, 2023		As of December 31, 2022		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	96.4%	96.4%	99.7%	99.7%	(3.3%)
1301 Avenue of the Americas	100.0%	82.1%	82.1%	88.1%	88.1%	(6.0%)
1325 Avenue of the Americas	100.0%	95.9%	95.9%	94.4%	94.4%	1.5%
31 West 52nd Street	100.0%	96.1%	96.1%	93.0%	93.0%	3.1%
900 Third Avenue	100.0%	82.4%	82.4%	79.3%	79.3%	3.1%
712 Fifth Avenue	50.0%	73.9%	73.9%	73.9%	73.9%	-%
1600 Broadway	9.2%	100.0%	100.0%	100.0%	100.0%	-%
60 Wall Street (2)	5.0%	N/A	-%	N/A	-%	-%
Weighted average		89.8%	89.8%	91.7%	91.7%	(1.9%)
PGRE's share		90.2%	90.2%	92.1%	92.1%	(1.9%)

San Francisco:
One Market Plaza	49.0%	94.7%	94.7%	95.8%	95.8%	(1.1%)
Market Center	67.0%	55.1%	55.1%	79.4%	79.4%	(24.3%)
300 Mission Street	31.1%	81.4%	81.4%	81.4%	81.4%	-%
One Front Street	100.0%	87.3%	87.3%	97.0%	97.0%	(9.7%)
55 Second Street	44.1%	86.7%	86.7%	86.0%	86.0%	0.7%
111 Sutter Street	49.0%	56.8%	56.8%	59.4%	59.4%	(2.6%)
Weighted average		81.6%	81.6%	87.8%	87.8%	(6.2%)
PGRE's share		80.8%	80.8%	88.9%	88.9%	(8.1%)

Weighted average		86.7%	86.7%	90.2%	90.2%	(3.5%)
PGRE's share		87.7%	87.7%	91.3%	91.3%	(3.6%)

(1)
See page 56 for our definition of this measure.
(2)
This property has been taken “out-of-service” for redevelopment.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

					PGRE's Share of
			Total		Total		Annualized Rent (1)		% of
Top 10 Tenants:		Lease	Square Feet		Square Feet			Per Square	Annualized
As of December 31, 2023	Property	Expiration	Occupied (2)		Occupied (2)		Amount	Foot (2)	Rent
JPMorgan Chase	One Front Street	Jun-2025	241,854		241,854		$20,883	$86.04	3.2%
		Dec-2029	76,999		76,999		8,015	104.09	1.2%
		Dec-2030	25,157		25,157		2,389	94.41	0.4%
			344,010		344,010		31,287	90.69	4.8%
Clifford Chance	31 West 52nd Street	Jun-2024	328,543	(3)	328,543	(3)	29,977	91.23	4.6%
Allianz Global Investors	1633 Broadway	Jan-2031	320,911		288,823		28,698	99.36	4.4%
Norton Rose Fulbright	1301 Avenue of the Americas	Mar-2032	111,589		111,589		10,206	91.46	1.6%
		Sep-2034	179,286		179,286		17,764	94.81	2.7%
			290,875		290,875		27,970	93.53	4.3%
Morgan Stanley	1633 Broadway	Mar-2032	260,829		234,749		20,030	85.33	3.0%
Warner Music Group	1633 Broadway	Jul-2029	288,250		259,428		18,254	69.40	2.8%
Showtime Networks	1633 Broadway	Jan-2026	253,196		227,879		17,353	74.54	2.6%
Google	One Market Plaza	Apr-2025	339,833		166,518		16,228	97.03	2.5%
Kasowitz Benson Torres	1633 Broadway	May-2024	50,718		45,647		3,705	81.17	0.6%
		Mar-2037	152,676		137,410		11,154	81.17	1.7%
			203,394		183,057		14,859	81.17	2.3%
O'Melveny & Myers	1301 Avenue of the Americas	Feb-2040	160,708		160,708		12,857	80.00	2.0%

	PGRE's Share of
Industry Diversification:	Square Feet	% of Occupied	Annualized	% of
As of December 31, 2023	Occupied	Square Feet	Rent (1)	Annualized Rent
Legal Services	1,944,310	25.5%	$171,545	26.1%
Technology and Media	1,492,350	19.5%	124,842	19.0%
Financial Services - Commercial and Investment Banking	1,259,554	16.5%	107,023	16.3%
Financial Services, all others	1,124,716	14.7%	106,733	16.2%
Insurance	408,864	5.3%	39,810	6.1%
Retail	162,193	2.1%	18,179	2.8%
Travel and Leisure	206,823	2.7%	13,959	2.1%
Consumer Products	121,732	1.6%	10,374	1.6%
Other Professional Services	111,420	1.5%	10,137	1.5%
Other	813,765	10.6%	54,795	8.3%

(1)
See page 56 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
Includes 105,756 square feet that has been pre-leased to Wilson Sonsini through March 2041.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Three Months Ended December 31, 2023

Total square feet leased	173,770	138,448	35,322

PGRE's share of total square feet leased:	142,391	112,815	29,576
Initial rent (2)	$80.17	$77.86	$88.97
Weighted average lease term (in years)	10.2	12.4	1.7
Tenant improvements and leasing commissions:
Per square foot	$125.81	$155.67	$11.91
Per square foot per annum	$12.38	$12.57	$7.04
Percentage of initial rent	15.4%	16.1%	7.9%
Rent concessions:
Average free rent period (in months)	12.5	15.4	1.8
Average free rent period per annum (in months)	1.2	1.2	1.0

Second generation space: (2)
Square feet	112,898	83,322	29,576
Cash basis:
Initial rent (2)	$83.74	$81.88	$88.97
Prior escalated rent (2)	$90.52	$92.27	$85.59
Percentage (decrease) increase	(7.5%)	(11.3%)	3.9%
GAAP basis:
Straight-line rent	$77.64	$75.17	$84.61
Prior straight-line rent	$79.60	$79.46	$80.00
Percentage (decrease) increase	(2.5%)	(5.4%)	5.8%

(1)
The leasing statistics, except for square feet leased, represent office space only.
(2)
See page 56 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Year Ended December 31, 2023

Total square feet leased	739,510	501,978	237,532

PGRE's share of total square feet leased:	597,210	465,716	131,494
Initial rent (2)	$78.84	$76.16	$88.32
Weighted average lease term (in years)	9.6	11.1	4.5
Tenant improvements and leasing commissions:
Per square foot	$112.01	$126.93	$59.17
Per square foot per annum	$11.62	$11.45	$13.19
Percentage of initial rent	14.7%	15.0%	14.9%
Rent concessions:
Average free rent period (in months)	10.2	11.6	5.3
Average free rent period per annum (in months)	1.1	1.0	1.2

Second generation space: (2)
Square feet	511,789	385,368	126,421
Cash basis:
Initial rent (2)	$79.65	$76.75	$88.50
Prior escalated rent (2)	$81.90	$79.87	$88.12
Percentage (decrease) increase	(2.8%)	(3.9%)	0.4%
GAAP basis:
Straight-line rent	$76.86	$74.15	$85.11
Prior straight-line rent	$76.75	$73.51	$86.60
Percentage increase (decrease)	0.1%	0.9%	(1.7%)

(1)
The leasing statistics, except for square feet leased, represent office space only.
(2)
See page 56 for our definition of this measure.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	8,813	6,132	$805	$-	0.1%

1Q 2024	249,942	198,486	16,137	81.30	2.5%
2Q 2024	347,731	326,002	29,309	89.99	4.4%
3Q 2024	141,452	120,593	11,035	91.30	1.6%
4Q 2024	136,117	118,533	8,898	75.08	1.3%
Total 2024	875,242	763,614	65,379	85.62	9.8%
2025	1,524,886	1,042,161	93,602	89.80	14.0%
2026	1,390,953	957,255	85,438	86.80	12.8%
2027	319,521	237,899	21,740	91.06	3.2%
2028	342,556	252,794	21,240	84.11	3.2%
2029	643,576	551,836	43,129	83.90	6.4%
2030	641,275	544,794	49,395	90.79	7.4%
2031	601,218	521,520	51,015	94.38	7.6%
2032	954,749	649,950	61,085	94.00	9.1%
2033	333,984	299,518	26,554	88.66	4.0%
Thereafter	2,198,926	1,995,912	150,372	81.30	22.4%

(1)
See page 56 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	2,596	2,421	$517	$-	0.1%

1Q 2024	100,250	91,537	6,594	71.97	1.4%
2Q 2024	280,031	274,960	24,632	89.56	5.2%
3Q 2024	110,549	103,820	9,061	87.07	1.9%
4Q 2024	106,682	101,260	7,280	71.89	1.5%
Total 2024	597,512	571,577	47,567	83.15	10.0%
2025	399,070	343,487	30,591	89.04	6.4%
2026	682,621	617,728	50,140	77.28	10.5%
2027	180,568	160,509	14,046	87.01	2.9%
2028	118,584	98,024	7,470	76.04	1.6%
2029	550,545	503,245	38,289	82.29	8.0%
2030	437,067	426,351	37,005	86.95	7.7%
2031	507,403	458,043	45,078	94.46	9.4%
2032	492,354	455,927	39,244	86.08	8.2%
2033	304,495	285,635	24,934	87.29	5.2%
Thereafter	2,043,864	1,926,041	143,329	80.49	30.0%

(1)
See page 56 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	6,217	3,711	$288	$-	0.2%

1Q 2024	149,692	106,949	9,543	89.30	5.1%
2Q 2024	67,700	51,042	4,677	92.37	2.4%
3Q 2024	30,903	16,773	1,974	117.49	1.0%
4Q 2024	29,435	17,273	1,618	93.81	0.8%
Total 2024	277,730	192,037	17,812	92.99	9.3%
2025	1,125,816	698,674	63,011	90.17	32.9%
2026	708,332	339,527	35,298	103.93	18.4%
2027	138,953	77,390	7,694	99.31	4.0%
2028	223,972	154,770	13,770	89.24	7.2%
2029	93,031	48,591	4,840	99.16	2.5%
2030	204,208	118,443	12,390	104.61	6.5%
2031	93,815	63,477	5,937	93.84	3.1%
2032	462,395	194,023	21,841	112.65	11.4%
2033	29,489	13,883	1,620	116.69	0.8%
Thereafter	155,062	69,871	7,043	100.94	3.7%

(1)
See page 56 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended December 31, 2023
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$15,347	$12,402	$2,896	$49
Second generation tenant improvements	7,301	7,155	146	-
Second generation leasing commissions	6,487	4,352	2,135	-
Total Capital Expenditures	29,135	23,909	5,177	49
Less amounts attributable to noncontrolling interests in consolidated joint ventures	(2,528)	(172)	(2,356)	-
PGRE's share of Total Capital Expenditures	$26,607	$23,737	$2,821	$49

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Paramount Club (Amenity Center)	$13,617	$13,617	$-	$-
Other	87	87	-	-
Total Redevelopment Expenditures	13,704	13,704	-	-
Less amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$13,704	$13,704	$-	$-

	Three Months Ended December 31, 2022
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$18,835	$14,394	$3,536	$905
Second generation tenant improvements	36,745	22,504	14,241	-
Second generation leasing commissions	3,468	2,226	1,242	-
Total Capital Expenditures	59,048	39,124	19,019	905
Less amounts attributable to noncontrolling interests in consolidated joint ventures	(8,703)	(447)	(8,256)	-
PGRE's share of Total Capital Expenditures	$50,345	$38,677	$10,763	$905

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Other	$2,550	$2,550	$-	$-
Total Redevelopment Expenditures	2,550	2,550	-	-
Less amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$2,550	$2,550	$-	$-

(1)
See page 56 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Year Ended December 31, 2023
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$49,060	$37,718	$10,917	$425
Second generation tenant improvements	32,709	19,781	12,928	-
Second generation leasing commissions	13,616	8,795	4,821	-
Total Capital Expenditures	95,385	66,294	28,666	425
Less amounts attributable to noncontrolling interests in consolidated joint ventures	(13,339)	(1,130)	(12,209)	-
PGRE's share of Total Capital Expenditures	$82,046	$65,164	$16,457	$425

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Paramount Club (Amenity Center)	$27,866	$27,866	$-	$-
Other	983	983	-	-
Total Redevelopment Expenditures	28,849	28,849	-	-
Less amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$28,849	$28,849	$-	$-

	Year Ended December 31, 2022
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$54,962	$41,577	$12,360	$1,025
Second generation tenant improvements	66,867	39,267	27,600	-
Second generation leasing commissions	16,539	12,908	3,631	-
Total Capital Expenditures	138,368	93,752	43,591	1,025
Less amounts attributable to noncontrolling interests in consolidated joint ventures	(19,560)	(2,006)	(17,554)	-
PGRE's share of Total Capital Expenditures	$118,808	$91,746	$26,037	$1,025

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Lobby renovations	$5,453	$5,403	$50	$-
Elevator modernizations	2,052	2,020	32	-
Other	3,990	3,902	88	-
Total Redevelopment Expenditures	11,495	11,325	170	-
Less amounts attributable to noncontrolling interests in consolidated joint ventures	(283)	(172)	(111)	-
PGRE's share of Total Redevelopment Expenditures	$11,212	$11,153	$59	$-

(1)
See page 56 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate related funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs and adjustments, realized and unrealized gains or losses on real estate related fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate related funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate related funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate related funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at the property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased in the current period (i) prior to its originally scheduled expiration, or (ii) that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Redevelopment Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.